Series Number:  3
For period ending 2/29/2012

48)	Investor, A & C
First $1 billion 0.572%
Next $1 billion 0.520%
Next $3 billion 0.490%
Next $5 billion 0.470%
Next $15 billion 0.457%
Next $25 billion 0.455%
Over $50 billion 0.454%

Institutional
First $1 billion 0.372%
Next $1 billion 0.320%
Next $3 billion 0.290%
Next $5 billion 0.270%
Next $15 billion 0.257%
Next $25 billion 0.255%
Over $50 billion 0.254%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                           13,990
                                Institutional Class                                                                                     904
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                      309
                                C Class                                                                                      70

73A)          1. Dividends from net investment income
                                Investor Class                                                                                     $0.1889
                               Institutional Class                                                                $0.2005
              2. Dividends for a second class of open-end company shares
                                A Class                                                                                      $0.1745
        C Class                                                                 $0.1315

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class                                                      78,798
                              Institutional Class                                                      5,314

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                              A Class                                                      2,345
                                C Class                                                                                      738

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                           $11.84
                                Institutional Class                                           $11.85

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                           $11.85
                                    C Class                                                                            $11.85

Series Number:  4
For period ending 2/29/2012

48)	Investor, A, B & C
First $1 billion 0.572%
Next $1 billion 0.520%
Next $3 billion 0.490%
Next $5 billion 0.470%
Next $15 billion 0.457%
Next $25 billion 0.455%
Over $50 billion 0.454%

      Institutional
First $1 billion 0.372%
Next $1 billion 0.320%
Next $3 billion 0.290%
Next $5 billion 0.270%
Next $15 billion 0.257%
Next $25 billion 0.255%
Over $50 billion 0.254%

72DD).           1. Total income dividends for which record date passed during the period
                                Investor Class                                                                           7,597
                                Institutional Class                                                                           1
                 2.  Dividends for a second class of open-end company shares
                                A Class                                                                                     217
                                B Class                                                                                     -
                                C Class                                                                                     115

73A)          1. Dividends from net investment income
                        Investor Class                                                                           $ 0.2175
            Institutional Class                                                                $ 0.2289
              2. Dividends for a second class of open-end company shares
                        A Class                                                                                      $ 0.2036
                        B Class                                                                                      $ 0.0193
                        C Class                                                                                      $ 0.1620

74U).         1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                           35,259
                                Institutional Class                                                                           3
              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                                      1,155
                                C Class                                                                           816

74V).         1. Net asset value per share (to nearest cent)
                                Investor Class                                                                           $11.50
                                Institutional Class                                                                           $11.50

              2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                                      $11.50
                                C Class                                                                                      $11.50

Series Number:  5
For period ending: 2/29/2012

48)	Investor, A, B & C
First $1 billion 0.602%
Next $1 billion 0.550%
Next $3 billion 0.520%
Next $5 billion 0.500%
Next $15 billion 0.487%
Next $25 billion 0.485%
Over $50 billion 0.484%

Institutional
First $1 billion 0.402%
Next $1 billion 0.350%
Next $3 billion 0.320%
Next $5 billion 0.300%
Next $15 billion 0.287%
Next $25 billion 0.285%
Over $50 billion 0.284%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                9,522
        Institutional Class           247
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,183
        B Class                                           3
                                C Class                                                                           471

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2331
                               Institutional Class                                                      $0.2426
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2211
        B Class                                           $0.0550
                                C Class                                                                           $0.1853

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                           43,490
                                Institutional Class                                           1,221

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                10,583
                                C Class                                2,608

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.89
                                Institutional Class                                $9.89

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $9.89
                                  C Class                                           $9.89